UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2010

MERCER INTERNATIONAL INC.
 (Exact name of registrant as specified in its charter)

Washington	000-51826	47-0956945
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 2840, 650 West Georgia Street, Vancouver, British Columbia, Canada	V6B 4N8
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 684-1099

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The shareholders of Mercer International Inc. (the “Company”) approved the Mercer International Inc. 2010 Stock Incentive Plan (the “Plan”) at the Company’s annual meeting of shareholders (the “2010 Annual Meeting”) held on June 1, 2010. The Plan became effective upon such shareholder approval. A description of the Plan is set forth in the Company’s proxy statement dated April 16, 2010 (the “Proxy Statement”), in the section entitled “Proposal 3 — Approval of the Mercer International Inc. 2010 Stock Incentive Plan”, which is incorporated herein by reference. This description is qualified in its entirety by reference to a copy of the Plan attached to the Proxy Statement as Appendix “A”.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the 2010 Annual Meeting on June 1, 2010. At this meeting, shareholders were requested to: 1) elect a board of directors; 2) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2010; and 3) approve the adoption of the Plan, all of which were described in more detail in the Proxy Statement. The results of the voting on the matters submitted to the Company’s shareholders are as follows:

1.	Election of directors to hold office for the ensuring year.

All of the seven nominees for the Company’s board of directors were elected, and the voting results are set forth below:

	For	Withheld	Abstentions and Broker Non-Votes
Jimmy S.H. Lee	14,981,206	40,967	—
Kenneth A. Shields	14,981,576	40,597	—
William D. McCartney	11,266,085	3,756,088	—
Graeme A. Witts	14,979,176	42,997	—
Eric Lauritzen	14,984,706	37,467	—
Guy W. Adams	14,979,576	42,597	—
George Malpass	14,984,206	37,967	—

2.	Appointment of Independent Auditors.

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2010 was approved and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
22,594,482	79,462	91,733	—

3.	Approval of the Adoption of the Mercer International Inc. 2010 Stock Incentive Plan.

The adoption of the Plan was approved and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
13,836,235	1,158,126	27,812	—

ITEM 9.01. Financial Statements and Exhibits

Exhibit Number     Description

99.1	Mercer International Inc. 2010 Stock Incentive Plan, incorporated by reference from the definitive proxy statement on Schedule 14A dated April 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David M. Gandossi
David M. Gandossi
Chief Financial Officer

Date: June 3, 2010